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                                                                    EXHIBIT 10.1

                        SKYLANDS PARK MANAGEMENT, INC.
                               STOCK OPTION PLAN

     1. Purpose. The purpose of this Plan is to provide a means whereby Skylands
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Park Management, Inc. (the "Company") may, through the grant of options to purchase Common Stock of the Company, attract and retain persons of ability as key employees, members of the Board of Directors, and consultants and motivate such individuals to exert their best efforts on behalf of the Company.

     2. Shares Subject to the Plan. Options may be granted by the Company from
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time to time to eligible individuals to purchase an aggregate of 250,000 shares of Common Stock (no par value) of the Company and 250,000 of such shares shall be reserved for options granted under the Plan (subject to adjustment as provided in Section 5(h)). The shares issued upon exercise of options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury. If any option granted under the Plan shall terminate or expire new options covering such shares may thereafter be granted to other eligible individuals.

     3. Eligibility. Options may be granted under this Plan to employees of the
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Company, including officers, who are designated as Key Employees by the Stock
Option Committee (described in Section 4). Members of the Board of Directors and consultants selected by the Stock Option Committee shall also be eligible to receive options under this Plan.

     4. Administration of the Plan. The Plan shall be administered by the Stock
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Option Committee of the Board of Directors of the Company (the "Committee"). The
Committee shall consist of two members of the Board of Directors chosen by the Board.

     Subject to the provisions of the Plan, the Committee shall have the authority to:
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          (a) determine and designate from time to time those eligible individuals to whom options are to be granted and the number of shares to be optioned to each such individual; provided, however, that no option shall be granted after the expiration of the period of ten years from the effective date of the Plan specified in Section 8;

          (b) determine the time or times and the manner in which each option shall be exercisable and the duration of the exercise period;

          (c) extent the term of any option (including extension by reason of any optionee's death, permanent disability or retirement; and

          (d) issue options under this Plan either as incentive stock options in accordance with the requirements of Section 422 of the Internal Revenue Code (the "Code") or as nonstatutory options.

     The Committee may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable. Any interpretation, determination or other action made or taken by the Committees shall be final, binding and conclusive.

     5. Terms and Conditions of Options. Each option granted under the Plan
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shall be evidenced by an agreement, in form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

          (a) Option Period. Each option agreement shall specify the period for
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     which the option thereunder is granted and shall provide that the option shall expire at the end of such period. No option granted under this Plan may be exercisable after the expiration of


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     ten years from the date the option is granted; provided, however, that any incentive option granted to any person owning more than 10 percent of the voting power of all classes of the Company's Stock shall not be exercisable after the expiration of five years from the date such option is granted.

          (b)  Option Price. The option price per share shall be determined by
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     the Committee at the time any option is granted, and shall be not less than the fair market value of the Common Stock of the Company on the date the option is granted, as determined by the Committee.

          (c)  Exercise of Option.
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               (1) In the case of an optionee who is an employee, no part of any option may be exercised until the optionee shall have remained in the employ of the Company for such period after the date on which the option is granted as the Committee may specify in the option agreement, and until such other conditions as specified in the option agreement shall have been satisfied. Subject in each case to the provisions of paragraphs (a) through (c) and (e) of this
               Section 5, any option may be exercised, to the extent exercisable by its terms, at such time or times as may be determined by the Committee at the time of grant.

               (2) In the case of an optionee who is a member of the Board of Directors or a consultant, the Committee may specify in the option agreement any requirement as to the period of time after the grant of the option that the optionee is required to be a member of the Board of Directors or a consultant to the Company or other conditions which shall


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               be satisfied before the option is exercisable, in whole or in part. Any option may be exercised, to the extent exercisable by its terms, at such time or times as may be determined by the Committee at the time of grant. The option agreement may also specify the extent to which the options is exercisable in the event of the death or disability of the optionee, by whom the option is exercisable, and the requirements for exercise of the option in either of such events.

               (d) Payment of Purchase Price upon Exercise. The purchase price
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          of the shares as to which an option shall be exercised shall be paid to the Company in full at the time of exercise.

               (e) Termination of Employment. Any option agreement with an
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          employee under this Plan shall provide that:

               (1) If prior to the expiration date of the option (the "expiration date") the employee shall for any reason whatever, other than (i) his authorized retirement as defined in (2) below, or (ii) his death, cease to be employed by the Company, any unexercised portion of the option granted shall automatically terminate;

               (2) If prior to the expiration date, the employee shall (i) retire upon or after reaching the age which at the time of retirement is established as the normal retirement age for employees of the Company (such normal retirement age not being 65 years) or (ii) with the written consent of the Company retire prior to such age on account of physical or mental disability (such


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               to any shares subject to his option prior to the date on which he is recorded as the holder of such shares on the records of the Corporation.

               (f) Plan and Option Not to Confer Rights with Respect to
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          Continuance of Employment. The Plan and any option granted under the
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          Plan shall not confer upon any optionee any right with respect to continuance of employment by the Company, nor shall they interfere in any way with the right of the Company to terminate his employment at any time.

     6. Limitation. Incentive stock options shall not be granted under this
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Plan, which first become exercisable in any calendar year and which permit the optionee to purchase shares of the Company having an aggregate value in excess of $100,000, determined at the time of the grant of the options. No optionee may exercise incentive stock options during a calendar year for the purchase of shares having an aggregate fair market value (determined at the time of the grant of the options) exceeding $100,000, except and to the extent that such options were first exercisable in preceding calendar years.

     7. Purchase price. The purchase price for a shares of the stock subject to
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any option granted hereunder shall be not less than the fair market value of the stock on the date of grant of the option, said fair market value to be determined in good faith at the time of grant of such option by decision of the Committee; provided, however, that in the case of an incentive option granted to any person then owning more than 10 percent of the voting power of all classes of the Company's stock, the purchase price per share of the stock subject to option shall be not less than 110 percent of the fair market value of the stock on the date of grant of the option, determined in good faith as aforesaid.


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     8. Compliance with Laws and Regulations. The Plan, the grant and exercise
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of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (i) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (ii) the completion of any registration or qualification of such share under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     9. Amendment or Discontinuance of the Plan. The Board or Directors of the
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Company may at any time amend, suspend or terminate the Plan; provided, however, that, subject to provisions of Section 5(h), no action of the Board may (i) increase the number of shares reserved for options pursuant to Section 2, and
(ii) permit the granting of any option at an option price less than that determined in accordance with Section 5(b). Without the written consent of any optionee, no amendment, discontinuance or termination of the Plan shall alter or impair any option previously granted to him under the Plan.

     10. Effective Date of the Plan and Jurisdiction. The effective date of the
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Plan shall be the date of its adoption by the Board of Directors, subject to its approval by the shareholders within twelve months of the date of its adoption. Notwithstanding the foregoing, if the Plan shall have been approved by the Board prior to such stockholder approval, options may be granted by the Committee as provided herein subject to such subsequent stockholder approval. This Plan shall be governed by the laws of the State of Delaware.


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     11. Name. The Plan shall be known as the "Skylands Park Management, Inc.
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Stock Option Plan."



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